Exhibit 99.2

Supplemental Operating and Financial Information

Third Quarter 2003

For the three months ended September 30, 2003.

All dollar amounts shown in this report are unaudited
except for the December 31, 2002 Consolidated Balance Sheet.

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of AmeriVest Properties.  Any offers to sell or solicitations to buy any securities of AmeriVest Properties shall be made by means of a prospectus.

Table of Contents

Corporate Information

Financial Information
Selected Financial Data
Consolidated Statement of Operations
Geographic Operating Information – 2003
Geographic Operating Information – 2002
Non-GAAP Financial Measures
Consolidated Balance Sheets
Debt Summary

Portfolio Information
Property Summary
Lease Expiration Information
Other Property Information

Corporate Information

Company Overview

AmeriVest Properties Inc. is a real estate investment trust (REIT) which owns and operates commercial office buildings in select markets catering to small and medium size businesses.  At September 30, 2003, AmeriVest owned 28 properties totaling 1.9 million square feet located in Colorado, Texas, Arizona and Indiana.  The Company’s core portfolio (which excludes assets it owns less than 100% and smaller office buildings primarily leased to the State of Texas and Bank of America) included 10 properties totaling 1.5 million square feet located in metropolitan Denver, Phoenix, Dallas and Indianapolis.

Strategy

We believe that office space for small and medium size businesses is a large and underserved market.  According to data compiled by the Office of Advocacy of the U.S. Small Business Administration in 2000, 89% of all U.S. businesses employed fewer than 20 employees.  As a result, we believe that many businesses have office space requirements of no more than 4,000 square feet.

Small and medium size businesses often have specific needs and limitations that are different than larger businesses.  For example, small and medium size businesses cannot usually afford large corporate staffs to manage office leasing.  Although these businesses have similar needs as larger firms, such as access to sophisticated technology, conference facilities, high quality telecommunication equipment and other amenities, they usually do not have a comparable budget to those larger firms.  Our strategy is to focus on providing an office product targeted to this large market and its unmet needs in a cost effective manner.  The key elements of our strategy include:

•                  Provide a superior, consistent product – We seek to provide a level of amenities to the small and medium size tenant in our office properties that usually only larger companies would be able to obtain, such as keyless entry card systems, use of conference rooms with the latest telecommunication and presentation equipment, and the ability to access high speed voice and data service from multiple providers.

•                  Simplify the leasing process – Our leasing process is designed to meet the unique needs of a small to medium size tenant base with limited staffing through our “no hassle” leasing philosophy which reduces the per lease cost for us and the tenant.

•                  Provide a high level of service – With our deliberate focus on small and medium size tenants, we have developed a positive, service-oriented approach specifically tailored for our customer base.

•                  Target select cities – We target cities that meet specific criteria where we hope to build meaningful multi-property portfolios over the near term.

As a result of our focused strategy, we believe that our properties provide office space that is particularly attractive for small and medium size tenants.  By executing on our strategy, we believe we have been able to maintain high occupancy rates while still maintaining strong rent per square foot trends in our core markets as compared to the general office market.

Directors and Executive Officers

Name	Position	Initial Date as Director
William T. Atkins	Chief Executive Officer, Director and Chairman of the Board	1999
Charles K. Knight	President, Chief Operating Officer and Director	1999
D. Scott Ikenberry	Chief Financial Officer	—
John B. Greenman	Chief Investment Officer and Vice President	—
Alexander S. Hewitt	Vice President	—
Patrice Derrington	Outside Director	2003
James F. Etter	Outside Director	1995
Harry P. Gelles	Outside Director	2000
Robert W. Holman, Jr.	Outside Director	2001
John A. Labate	Outside Director	1995
Jerry J. Tepper	Outside Director	2000

Corporate Headquarters	Investor Relations

1780 South Bellaire Street	Kim P. Boswood
Suite 100	(303) 297-1800 x118
Denver, Colorado 80222	kim@amvproperties.com
(303) 297-1800

Stock Exchange	Ticker

American Stock Exchange	AMV

Financial Information

Selected Financial Data

	As of and for the three months ended:
	9/30/2003	6/30/2003	3/31/2003	12/31/2002	9/30/2002
	(Amounts in thousands, except share, per share and property data)
Operating Data:
Real estate operating revenue	$7,164	$6,948	$6,815	$5,448	$3,783
General and administrative expenses	777	743	837	685	338
G&A as a percentage of revenue	10.9%	10.7%	12.3%	12.6%	8.9%

Earnings Per Share:
Net income/(loss)	$(24)	$(1,110)	$405	$(1,084)	$162
Earnings/(loss) per share - basic	0.00	(0.09)	0.04	(0.10)	0.01
Earnings/(loss) per share - diluted	0.00	(0.09)	0.04	(0.10)	0.01

Funds From Operations (FFO)(1):
FFO	$1,667	$358	$1,786	$136	$946
FFO per share - basic	0.10	0.03	0.16	0.01	0.09
FFO per share - diluted	0.10	0.03	0.16	0.01	0.09

Balance Sheet Data:
Net investment in real estate	$200,899	$160,920	$162,095	$144,985	$104,350
Total assets	216,245	181,218	175,764	157,184	128,005
Total liabilities	142,834	105,729	130,527	113,288	82,001
Total stockholders’ equity	73,411	75,489	45,237	43,896	46,004

Common Stock Data:
Common shares outstanding	17,375,467	17,348,052	11,542,713	11,060,260	10,976,646
Weighted average shares - basic	17,356,751	12,806,389	11,100,292	10,990,919	10,925,253
Weighted average shares - diluted	17,459,294	12,906,283	11,203,104	11,146,351	11,092,036
Closing share price	$6.50	$6.26	$6.29	$6.20	$5.86
Share price range for period (high – low)	6.75 – 6.11	6.65 – 5.85	6.55 – 5.66	6.29 – 5.00	6.30 – 5.40
Dividends declared per share	0.13	0.13	0.13	0.13	0.13
Annualized dividend yield	8.0%	8.3%	8.3%	8.4%	8.9%
Market value of common equity	$112,941	$108,599	$72,604	$68,574	$64,323
Total liabilities	142,834	105,729	130,527	113,288	82,001
Total market capitalization	$255,775	$214,328	$203,131	$181,862	$146,324

Cash Flow Data:
Net cash flow from operating activities	$2,812	$2,590	$1,984	$1,868	$2,359
Net cash flow from investing activities	(16,536)	(2,199)	(18,468)	(41,014)	(6,757)
Net cash flow from financing activities	6,441	5,306	16,925	27,082	(2,635)
Net change in cash and cash equivalents	$(7,283)	$5,697	$441	$(12,064)	$(7,033)

Property Data:
Properties owned	28	27	27	26	24
Rentable square feet	1,891,352	1,563,063	1,564,090	1,416,350	1,058,282
Occupancy	86.8%	89.0%	88.5%	88.0%	92.9%
Core properties owned	10	9	9	8	6
Rentable square feet	1,548,711	1,220,422	1,221,449	1,073,709	715,641
Occupancy	87.8%	91.0%	90.8%	90.6%	94.6%

(1) See page 7 for a reconciliation of FFO from net income/(loss) and a comparison of FFO per share to earnings/(loss) per share, the most directly comparable GAAP measures.

Consolidated Statements of Operations

	For the three months ended September 30,		For the nine months ended September 30,
	2003	2002	2003	2002
Real Estate Operating Revenue
Rental revenue	$7,164,324	$3,782,972	$20,926,569	$10,937,842

Real Estate Operating Expenses
Property operating expenses:
Operating expenses	2,050,488	952,445	5,447,781	2,725,931
Real estate taxes	851,974	381,528	2,407,377	1,006,350
Management fees	27,356	37,062	113,730	96,944
General and administrative expenses	777,579	338,457	2,357,432	1,070,091
Impairment of investment in real estate	—	—	1,465,932	—
Advisory fee	—	251,910	—	251,910
Interest expense	1,839,830	955,557	5,408,007	2,774,083
Depreciation and amortization expense	1,669,462	770,501	4,477,601	2,161,580
Total operating expenses	7,216,689	3,687,460	21,677,860	10,086,889

Other Income/(Loss)
Interest income	43,434	83,064	61,187	135,961
Equity in loss of unconsolidated affiliate	(14,537)	(16,151)	(38,451)	(60,197)
Total other income	28,897	66,913	22,736	75,764

Net Income/(Loss)	$(23,468)	$162,425	$(728,555)	$926,717

Earnings/(Loss) Per Share
Basic	$0.00	$0.01	$(0.05)	$0.11

Diluted	$0.00	$0.01	$(0.05)	$0.10

Weighted Average Common Shares Outstanding
Basic	17,356,751	10,925,253	13,777,395	8,785,796

Diluted	17,356,751	11,092,036	13,777,395	8,960,471

Geographic Operating Information – 2003

As of and for the three months ended September 30, 2003:

	Denver	Dallas	Phoenix	Indianapolis	Non-core(1)	Corporate	Consolidated
Real estate operating revenue	$2,419,762	$1,874,835	$1,794,013	$401,501	$674,213	$—	$7,164,324
Real estate operating expenses	1,029,050	748,494	581,788	178,696	391,790	—	2,929,818
Net operating income/(loss)	1,390,712	1,126,341	1,212,225	222,805	282,423	—	4,234,506
Percent of total	32.8%	26.6%	28.6%	5.3%	6.7%	0.0%	100.0%
Adjustments to arrive at net income/(loss)-
General and administrative expenses	—	—	—	—	—	777,579	777,579
Interest expense	684,845	366,459	346,091	98,139	140,980	203,316	1,839,830
Depreciation and amortization expense	704,992	337,461	379,886	123,450	115,219	8,454	1,669,462
Interest income	1,131	1,237	—	—	486	40,580	43,434
Equity in loss of unconsolidated affiliate	—	—	—	—	(14,537)	—	(14,537)
Total adjustments	(1,388,706)	(702,683)	(725,977)	(221,589)	(270,250)	(948,769)	(4,257,974)

Net income/(loss)	$2,006	$423,658	$486,248	$1,216	$12,173	$(948,769)	$(23,468)

As of and for the nine months ended September 30, 2003:

	Denver	Dallas	Phoenix	Indianapolis	Non-core	Corporate	Consolidated
Real estate operating revenue	$7,523,161	$5,792,976	$4,323,282	$1,271,157	$2,015,993	$—	$20,926,569
Real estate operating expenses	2,975,425	2,080,694	1,331,278	475,263	1,106,228	—	7,968,888
Net operating income/(loss)	4,547,736	3,712,282	2,992,004	795,894	909,765	—	12,957,681
Percent of total	35.1%	28.7%	23.1%	6.1%	7.0%	0.0%	100.0%
Adjustments to arrive at net income/(loss)-
General and administrative expenses	—	—	—	—	—	2,357,432	2,357,432
Impairment of investment in real estate	—	—	—	—	1,465,932	—	1,465,932
Interest expense	2,271,970	985,626	1,005,982	296,073	425,415	422,941	5,408,007
Depreciation and amortization expense	1,987,341	999,807	778,453	320,511	368,054	23,435	4,477,601
Interest income	4,108	2,886	—	—	1,484	52,709	61,187
Equity in loss of unconsolidated affiliate	—	—	—	—	(38,451)	—	(38,451)
Total adjustments	(4,255,203)	(1,982,547)	(1,784,435)	(616,584)	(2,296,368)	(2,751,099)	(13,686,236)

Net income/(loss)	$292,533	$1,729,735	$1,207,569	$179,310	$(1,386,603)	$(2,751,099)	$(728,555)

Net investment in real estate	$68,306,797	$43,198,460	$69,191,125	$10,095,497	$10,014,374	$93,016	$200,899,269

Total assets	$69,402,274	$44,393,110	$70,192,194	$10,139,342	$16,027,158	$6,091,291	$216,245,369

Properties owned	4	2	3	1	18	—	28
Rentable square feet	556,807	323,282	554,589	114,033	342,641	—	1,891,352
Occupancy	81.4%	97.6%	88.9%	85.4%	82.2%	—	86.8%

(1) Includes the State of Texas Buildings, Bank of America Buildings and Panorama Falls.

Geographic Operating Information – 2002

As of and for the three months ended September 30, 2002:

	Denver	Dallas	Phoenix	Indianapolis	Non-core(1)	Corporate	Consolidated
Real estate operating revenue	$1,933,794	$208,223	$514,655	$411,780	$714,520	$—	$3,782,972
Real estate operating expenses	636,760	50,872	159,024	158,808	360,969	4,602	1,371,035
Net operating income/(loss)	1,297,034	157,351	355,631	252,972	353,551	(4,602)	2,411,937
Percent of total	53.8%	6.5%	14.7%	10.5%	14.7%	(0.2)%	100.0%
Adjustments to arrive at net income/(loss)-
General and administrative expenses	8,011	797	2,405	6,110	344	320,790	338,457
Advisory fee	—	251,910	—	—	—	—	251,910
Interest expense	563,917	47,629	98,433	100,296	144,201	1,081	955,557
Depreciation and amortization expense	440,243	32,768	73,682	90,736	126,597	6,475	770,501
Interest income	4,112	—	—	—	462	78,490	83,064
Equity in loss of unconsolidated affiliate	—	—	—	—	(16,151)	—	(16,151)
Total adjustments	(1,008,059)	(333,104)	(174,520)	(197,142)	(286,831)	(249,856)	(2,249,512)

Net income/(loss)	$288,975	$(175,753)	$181,111	$55,830	$66,720	$(254,458)	$162,425

As of and for the nine months ended September 30, 2002:

	Denver	Dallas	Phoenix	Indianapolis	Non-core	Corporate	Consolidated
Real estate operating revenue	$5,758,109	$208,223	$1,528,944	$1,286,076	$2,156,115	$375	$10,937,842
Real estate operating expenses	1,886,719	50,872	431,262	444,444	1,002,116	13,812	3,829,225
Net operating income/(loss)	3,871,390	157,351	1,097,682	841,632	1,153,999	(13,437)	7,108,617
Percent of total	54.5%	2.2%	15.5%	11.8%	16.2%	(0.2)%	100.0%
Adjustments to arrive at net income/(loss)-
General and administrative expenses	17,052	797	7,497	10,472	4,027	1,030,246	1,070,091
Advisory fee	—	251,910	—	—	—	—	251,910
Interest expense	1,676,624	47,629	296,926	302,308	434,823	15,773	2,774,083
Depreciation and amortization expense	1,269,657	32,768	206,336	265,803	370,149	16,867	2,161,580
Interest income	6,031	—	—	—	1,156	128,774	135,961
Equity in loss of unconsolidated affiliate	—	—	—	—	(60,197)	—	(60,197)
Total adjustments	(2,957,302)	(333,104)	(510,759)	(578,583)	(868,040)	(934,112)	(6,181,900)

Net income/(loss)	$914,088	$(175,753)	$586,923	$263,049	$285,959	$(947,549)	$926,717

Net investment in real estate	$48,485,964	$22,081,414	$13,048,555	$8,564,402	$12,088,048	$81,824	$104,350,207

Total assets	$49,554,092	$22,898,786	$13,214,181	$8,730,502	$17,698,049	$15,908,945	$128,004,555

Properties owned	3	1	1	1	18	—	24
Rentable square feet	371,439	151,988	96,076	96,138	342,641	—	1,058,282
Occupancy	92.7%	97.9%	93.8%	97.5%	89.3%	—	92.9%

(1) Includes the State of Texas Buildings, Bank of America Buildings and Panorama Falls.

Non-GAAP Financial Measures

Funds From Operations (FFO) is a non-GAAP financial measure.  We believe FFO, as defined by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT), to be an appropriate measure of performance for an equity REIT, for reasons, and subject to the qualifications, specified in the paragraph entitled “Non-GAAP Financial Measures” below.  The following table reflects the reconciliation of FFO from net income/(loss) and a comparison of FFO per share to earnings/(loss) per share, the most directly comparable GAAP measures:

	As of and for the three months ended:
	9/30/2003	6/30/2003	3/31/2003	12/31/2002	9/30/2002
	(Amounts in thousands except share and per share data)
Funds From Operations (FFO):
Net income/(loss)	$(24)	$(1,110)	$405	$(1,084)	$162
Depreciation and amortization	1,669	1,448	1,361	1,201	771
Share of depreciation and amortization of unconsolidated affiliate	22	20	20	19	13
FFO	$1,667	$358	$1,786	$136	$946

Earnings/(loss) per share - diluted	$0.00	$(0.09)	$0.04	$(0.10)	$0.01

FFO per share - diluted	$0.10	$0.03	$0.16	$0.01	$0.09

Common Stock Data:
Weighted average shares - diluted	17,459,294	12,906,283	11,203,104	11,146,351	11,092,036

Non-GAAP Financial Measures:  Funds From Operations (FFO) is a non-GAAP financial measure.  FFO is defined as net income/(loss), computed in accordance with generally accepted accounting principles (GAAP), excluding gains/(loss) from the sales of properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.  We believe that FFO is helpful to investors as a measure of performance of an equity REIT because, along with cash flow from operating activities, investing activities and financing activities, it provides investors with an indication of the ability of a company to incur and service debt, to make capital expenditures and to fund other cash needs.  We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT), which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Consolidated Balance Sheets

	September 30, 2003	December 31, 2002
Assets
Investment in real estate-
Land	$25,844,481	$20,730,999
Buildings and improvements	170,293,571	124,597,852
Furniture, fixtures and equipment	650,255	467,188
Tenant improvements	4,783,085	2,969,044
Tenant leasing commissions	873,528	450,647
Intangible assets	8,766,598	2,153,229
Less: accumulated depreciation and amortization	(10,312,249)	(6,383,631)
Net investment in real estate	200,899,269	144,985,328

Cash and cash equivalents	1,173,644	2,318,566
Escrow deposits	4,974,945	2,335,519
Investment in unconsolidated affiliate	1,380,534	1,390,560
Due from related party	3,371,526	3,257,826
Due from unconsolidated affiliate	192,949	217,578
Accounts receivable	366,092	286,691
Deferred rents receivable	1,146,681	671,737
Deferred financing costs, net of accumulated amortization of $373,686 and $130,773, respectively	2,170,868	1,243,907
Prepaid expenses and other assets	568,861	475,875

Total assets	$216,245,369	$157,183,587

Liabilities
Mortgage loans and notes payable	$133,930,443	$106,094,232
Accounts payable and accrued expenses	1,924,892	2,384,620
Accrued real estate taxes	2,471,513	1,714,594
Prepaid rents, deferred revenue and security deposits	2,249,088	1,656,507
Dividends payable	2,258,232	1,437,834

Total liabilities	142,834,168	113,287,787

Stockholders’ Equity
Preferred stock, $.001 par value Authorized – 5,000,000 shares Issued and outstanding – none	—	—
Common stock, $.001 par value Authorized – 75,000,000 shares Issued and outstanding – 17,375,467 and 11,060,260 shares, respectively	17,375	11,060
Capital in excess of par value	91,499,156	55,247,483
Distributions in excess of accumulated earnings	(18,105,330)	(11,362,743)

Total stockholders’ equity	73,411,201	43,895,800

Total liabilities and stockholders’ equity	$216,245,369	$157,183,587

Debt Summary – As of September 30, 2003

Mortgage Loans and Notes Payable:

Lender	Mortgaged Property	Maturity Date	Interest Rate	Principal Balance
Fixed Rate-

Teachers Insurance and Annuity Association of America	AmeriVest Plaza at Inverness	1/10/2006	7.90%	$14,611,087

Greenwich Capital Financial Products	Parkway Centre II Centerra Southwest Gas	10/1/2008	5.13%	39,000,000

Allstate Life Insurance Company	Financial Plaza	10/5/2010	5.25%	24,750,000

Teachers Insurance and Annuity Association of America	Sheridan Center Arrowhead Fountains Kellogg Building	1/1/2013	7.40%	29,418,766

Jefferson Pilot	Bank of America Buildings	5/1/2013	9.00%	1,314,621

Security Life of Denver Insurance Company	Keystone Office Park – 1st	5/1/2022	8.00%	4,361,365

Security Life of Denver Insurance Company	Keystone Office Park – 2nd	5/1/2022	8.63%	488,330

Transatlantic Capital Company, LLC	State of Texas Buildings	8/1/2028	7.66%	5,679,630

Total fixed rate				$119,623,799

Variable Rate-

Fleet National Bank – Line of Credit	Chateau Plaza	11/12/2005	3.86%	$4,220,020

Fleet National Bank – Term Loan	Unsecured	11/12/2005	5.62%	10,000,000

Total variable rate				$14,220,020

Other Notes Payable-

Lease Capital Corporation	Phone system	10/31/2007	11.11%	$86,624

Total mortgage loans and notes payable				$133,930,443

Interest Rate Information:
Weighted-average interest rate – fixed rate			6.33%
Weighted-average interest rate – variable rate			5.10%
Weighted-average interest rate – total			6.20%

Scheduled Maturities:
2003				$507,261
2004				2,226,153
2005				16,590,387
2006				16,575,134
2007				2,481,212
Thereafter				95,550,296
Total				$133,930,443

Portfolio Information

Property Summary

			At September 30, 2003:		At December 31, 2002:
Building/ Location	Year Acquired	Rentable Area(1)	Occupancy Rate(2)	Average Rent Per SF(3)	Occupancy Rate(2)	Average Rent Per SF(3)
Core Portfolio:

Financial Plaza Mesa, AZ	2003	310,837	80.6%	$23.39	N/A	N/A

Southwest Gas Phoenix, AZ	2003	147,660	99.2%	$21.69	N/A	N/A

Chateau Plaza Dallas, TX	2002	171,294	100.0%	$22.76	97.6%	$22.79

Centerra Denver, CO	2002	186,377	73.1%	$19.87	68.1%	$20.78

Parkway Centre II Dallas, TX	2002	151,988	94.8%	$20.63	97.9%	$20.84

Kellogg Building Littleton, CO	2001	111,580	84.4%	$21.33	98.6%	$21.92

Arrowhead Fountains Peoria, AZ	2001	96,092	100.0%	$21.68	100.0%	$21.41

AmeriVest Plaza at Inverness(4) Englewood, CO	2001	118,720	90.7%	$22.83	99.2%	$23.57

Sheridan Center Denver, CO	2000	140,130	82.2%	$16.34	79.5%	$15.83

Keystone Office Park(5) Indianapolis, IN	1999	114,033	85.4%	$17.60	97.1%	$17.33

Total Core Portfolio		1,548,711	87.8%	$21.16	90.6%	$20.76

Non-Core Portfolio:

Panorama Falls(6) Englewood, CO	2000	60,004	78.3%	$19.07	70.8%	$19.15

Bank of America(7) Buildings – Texas	1998	60,095	100.0%	$15.87	97.4%	$16.00

State of Texas(8) Buildings – Texas	1997-98	222,542	78.4%	$9.06	77.7%	$9.05

Total Non-Core Portfolio:		342,641	82.2%	$12.18	80.0%	$12.10

Total Portfolio		1,891,352	86.8%	$19.62	88.0%	$18.86

(1) Includes office space but excludes storage, telecommunications and garage space.

(2) Includes space leased but not yet occupied.

(3) Annualized base rent divided by leased rentable area.  Annualized base rent is base rent plus contractual increases, but excludes percentage rent, operating expense reimbursements and parking.

(4) Formerly known as Sheridan Plaza at Inverness.

(5) December 31, 2002 amounts based on 96,520 rentable square feet.  A 17,513 rentable square foot fourth building was constructed during 2003.

(6) 20% of the property is owned by AmeriVest and 80% of the property is owned by Freemark Abbey Panorama, LLC as tenants in common.

(7) Buildings leased approximately 63% to Bank of America, with the remainder leased to a number of small and medium size tenants.

(8) 11 of 13 buildings are leased primarily to various agencies of the State of Texas.  The Clint, Texas and Paris, Texas buildings are currently vacant.

Lease Expiration Information

The following schedules detail the tenant(1) lease expirations for our 100%-owned properties(2) at September 30, 2003 in total and by geographic region:

Consolidated

Year	Number of Expiring Leases	Expiring Square Footage	Expiring Annual Revenue	Percentage of Total Annual Revenue
2003	22	77,472	$1,339,233	4.4%
2004	92	246,047	4,569,550	15.1%
2005	94	478,082	9,910,288	32.7%
2006	81	226,573	3,917,392	12.9%
2007	37	182,154	3,826,448	12.6%
2008	28	100,782	2,014,682	6.7%
2009	8	86,656	1,859,074	6.2%
2010	6	77,652	1,161,080	3.8%
2011	3	13,490	186,072	0.6%
2012	6	70,805	1,517,168	5.0%
Total	377	1,559,713	$30,300,987	100.0%

Denver

Year	Number of Expiring Leases	Expiring Square Footage	Expiring Annual Revenue	Percentage of Total Annual Revenue
2003	9	13,338	$275,691	3.3%
2004	56	104,088	2,155,943	25.6%
2005	56	132,426	2,868,967	34.0%
2006	39	61,996	1,068,669	12.7%
2007	14	37,884	727,815	8.6%
2008	18	57,896	1,084,479	12.8%
2009	4	9,182	158,569	1.9%
2010	—	—	—	—
2011	1	5,460	92,984	1.1%
2012	—	—	—	—
Total	197	422,270	$8,433,117	100.0%

Phoenix

Year	Number of Expiring Leases	Expiring Square Footage	Expiring Annual Revenue	Percentage of Total Annual Revenue
2003	3	35,100	$738,849	6.8%
2004	13	36,441	829,934	7.7%
2005	15	112,719	2,433,904	22.5%
2006	22	58,055	1,316,089	12.1%
2007	17	109,817	2,397,448	22.1%
2008	3	16,408	366,474	3.4%
2009	3	75,330	1,663,975	15.4%
2010	2	24,112	540,101	5.0%
2011	—	—	—	—
2012	1	24,444	546,610	5.0%
Total	79	492,426	$10,833,384	100.0%

Dallas

Year	Number of Expiring Leases	Expiring Square Footage	Expiring Annual Revenue	Percentage of Total Annual Revenue
2003	2	3,757	$75,568	1.1%
2004	5	37,877	745,407	10.9%
2005	11	188,541	4,168,775	61.3%
2006	7	26,041	544,917	8.0%
2007	3	27,295	576,717	8.5%
2008	5	19,698	440,372	6.5%
2009	—	—	—	—
2010	1	2,612	47,016	0.7%
2011	—	—	—	—
2012	1	8,466	203,184	3.0%
Total	35	314,287	$6,801,956	100.0%

Indianapolis

Year	Number of Expiring Leases	Expiring Square Footage	Expiring Annual Revenue	Percentage of Total Annual Revenue
2003	1	1,305	$22,838	1.3%
2004	11	30,408	527,417	30.8%
2005	6	11,410	197,555	11.5%
2006	8	30,383	549,671	32.0%
2007	3	7,158	124,468	7.3%
2008	2	6,780	123,357	7.2%
2009	1	2,144	36,530	2.1%
2010	1	5,343	93,503	5.5%
2011	1	2,400	40,200	2.3%
2012	—	—	—	—
Total	34	97,331	$1,715,539	100.0%

Non-core

Year	Number of Expiring Leases	Expiring Square Footage	Expiring Annual Revenue	Percentage of Total Annual Revenue
2003	7	23,972	$226,287	9.0%
2004	7	37,233	310,849	12.3%
2005	6	32,986	241,087	9.6%
2006	5	50,098	438,046	17.4%
2007	—	—	—	—
2008	—	—	—	—
2009	—	—	—	—
2010	2	45,585	480,460	19.1%
2011	1	5,630	52,888	2.1%
2012	4	37,895	767,374	30.5%
Total	32	233,399	$2,516,991	100.0%

(1) Excludes Kellogg Executive Suite and month-to-month tenants.

(2) Does not include Panorama Falls.

Other Property Information

The following chart illustrates the geographic distribution of our 100%-owned core properties(1) by square footage at September 30, 2003:

The following table categorizes the leased area of our 100%-owned core properties(1) by our tenant’s industry:

Industry	Percentage of Area
Wholesale trade and manufacturing	13.3%
Health care	11.8%
Consulting and business services	9.4%
Real estate	9.2%
Financial services – insurance	9.0%
Financial services – advisement and brokerage	8.6%
Legal	7.5%
Financial services – mortgage	7.3%
Energy	5.5%
Other	4.6%
Computer systems and software	4.0%
Telecommunications	2.7%
Accounting	2.6%
Financial services – banking	1.8%
Travel, entertainment and food service	1.5%
Engineering	0.7%
Advertising and marketing	0.3%
Governmental	0.2%

(1) Does not include the State of Texas Buildings, Bank of America Buildings or Panorama Falls.